                                                                     Exhibit 7.1

       MONTHLY CERTIFICATEHOLDERS' STATEMENT                                                                            01/16/01

                        NATIONAL CITY CREDIT CARD MASTER TRUST SERIES 1995-1

                       Collection Period:                              12/01/00
                                                                       12/31/00

                       Distribution Date:                              01/16/01
                       Transfer Date:                                  01/12/01


       Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995, as amended (the "Pooling and Servicing
       Agreement"), among National City Bank, as Seller and Servicer
       (in its capacity as Servicer, "National City"), and The Bank of
       New York, as trustee (the "Trustee") as supplemented by the Series 1995-1 Supplement, dated as of June 1, 1995, National
       City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City
       Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of January 16, 2001, and with respect to the performance of the Trust during the month of December is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1995-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 1995-1
       Supplement.


A.     Information Regarding Distributions to the Class A Certificateholders
       ---------------------------------------------------------------------

       1.              The total amount of the distribution to Class A Certificateholders per $1,000 original
                       certificate principal amount                                                                     $0.0000000

       2.              The amount of the distribution set forth in paragraph 1 above in respect of
                       interest on the Class A Certificates, per $1,000 original certificate principal amount           $0.0000000

       3.              The amount of the distribution set forth in paragraph 1 above in respect of
                       principal on the Class A Certificates, per $1,000 original certificate principal amount          $0.0000000

B.     Class A Investor Charge-Offs and Reimbursement of Charge-Offs
       -------------------------------------------------------------

       1.              The Amount of Class A Investor Charge-Offs                                                       $0.0000000

       2.              The amount of Class A Investor Charge-Offs set forth in paragraph 1 above, per
                       $1,000 original certificate principal amount                                                     $0.0000000

       3.              The total amount reimbursed in respect of Class A Investor Charge-Offs                           $0.0000000

       4.              The amount set forth in paragraph 3 above, per $1,000 original certificate principal
                       amount                                                                                           $0.0000000

       5.              The amount, if any, by which the outstanding principal balance of the Class A
                       Certificates exceeds the Class A Invested Amount after giving effect to all
                       transactions on such Distribution Date                                                           $0.0000000

C.     Information Regarding Distributions to the Class B Certificateholders
       ---------------------------------------------------------------------

       1.              The total amount of the distribution to Class B Certificateholders per $1,000 original
                       certificate principal amount                                                                     $506.2311111


       2.              The amount of the distribution set forth in paragraph 1 above in respect of
                       interest on the Class B Certificates, per $1,000 original certificate principal amount           $6.2311111

       3.              The amount of the distribution set forth in paragraph 1 above in respect of principal on the Class B Certificates, per $1,000 original certificate principal amount
                                                                                                                        $500.0000000

D.     Class B Investor Charge-Offs and Reimbursement of Charge-Offs
       -------------------------------------------------------------

       1.              The Amount of Class B Investor Charge-Offs                                                       $0.0000000

       2.              The amount of Class B Investor Charge-Offs set forth in paragraph 1 above, per
                       $1,000 original certificate principal amount                                                     $0.0000000

       3.              The total amount reimbursed in respect of Class B Investor Charge-Offs                           $0.0000000

       4.              The amount set forth in paragraph 3 above, per $1,000 original certificate principal
                       amount                                                                                           $0.0000000

       5.              The amount, if any, by which the outstanding principal balance of the Class B
                       Certificates exceeds the Class B Invested Amount after giving effect to all
                       transactions on such Distribution Date                                                           $0.0000000

                 IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 10th day of January, 2001.





                                     By:    NATIONAL CITY BANK
                                              as Seller and Servicer


                                     By:    /s/ Thomas A. Chandler
                                            ------------------------------------
                                     Name:  Thomas A. Chandler
                                     Title: Vice President - Credit Card Finance

                                                           RECEIVABLES

Beginning of the Month Principal Receivables                                                         $1,917,053,370.11
Beginning of the Month Finance Charge Receivables                                                    $27,368,446.66
-------------------------------------------------                                                    -----------------
Beginning of the Month Total Receivables                                                             $1,944,421,816.77

Removed Principal Receivables                                                                        $0.00
Removed Finance Charge Receivables                                                                   $0.00
----------------------------------                                                                   -----
Removed Total Receivables                                                                            $0.00

Additional Principal Receivables                                                                     $0.00
Additional Finance Charge Receivables                                                                $0.00
-------------------------------------                                                                -----
Additional Total Receivables                                                                         $0.00

End of the Month Principal Receivables                                                               $2,006,018,511.12
End of the Month Finance Charge Receivables                                                          $30,736,340.39
-------------------------------------------------                                                    -----------------
End of the Month Total Receivables                                                                   $2,036,754,851.51

Special Funding Account Balance                                                                      $0.00
Aggregate Invested Amount (all Master Trust Series)                                                  $630,000,000.00
End of Month Seller Amount                                                                           $1,376,018,511.12
End of Month Seller Percentage                                                                       218.42%

                                                    DELINQUENCIES AND LOSSES

Total End of the Month Delinquencies                                                                 RECEIVABLES
                                                                                                     -----------

                30 - 59 Days Delinquent                                                              $27,363,624.97
                60 - 89 Days Delinquent                                                              $15,685,637.02
                90+ Days Delinquent                                                                  $9,108,119.03
                                                                                                     --------------

Total 30+ Days Delinquent                                                                            $52,157,381.02

Defaulted Amounts During the Month                                                                   $7,605,691.10

                                                        INVESTED AMOUNTS

Class A Initial Invested Amount                                                                      $470,000,000.00
Class B Initial Invested Amount                                                                      $30,000,000.00
-------------------------------                                                                      ---------------
Total Initial Invested Amount                                                                        $500,000,000.00

Class A Invested Amount                                                                              $0.00
Class B Invested Amount                                                                              $30,000,000.00
-----------------------                                                                              --------------
Total Invested Amount                                                                                $30,000,000.00

Floating Allocation Percentage                                                                       1.5649%

Principal Allocation Percentage                                                                      1.5649%

Servicer Interchange Amount                                                                          $25,000.00
Monthly Servicing Fee                                                                                $25,000.00
---------------------                                                                                ----------
Total Servicing Compensation                                                                         $50,000.00

Investor Default Amount                                                                              $119,021.46

                                                      CLASS A AVAILABLE FUNDS

Class A Floating Percentage                                                                                           0.00%

                Class A Finance Charge Collections                                                   $0.00
                Other Amounts                                                                        $0.00

Total Class A Available Funds                                                                                         $0.00

                Class A Monthly Interest                                                             $0.00
                Class A Servicing Fee                                                                $0.00
                Class A Investor Default Amount                                                      $0.00


Total Class A Excess Spread                                                                                           $0.00

Required Amount                                                                                                       $0.00

                                                    CLASS B AVAILABLE FUNDS

Class B Floating Percentage                                                                                           100.00%

                Class B Finance Charge Collections                                                   $444,063.29
                Other Amounts                                                                        $0.00

Total Class B Available Funds                                                                                         $444,063.29

                Class B Monthly Interest                                                             $186,933.33
                Class B Servicing Fee                                                                $25,000.00
                Class B Investor Default Amount                                                      $119,021.46

Total Class B Excess Spread                                                                                           $113,108.50

Total Class B Items                                                                                                   $0.00

                                                         EXCESS SPREAD

Total Excess Spread                                                                                                   $113,108.50

                Excess Spread Applied to the Required Amount                                         $0.00
                Excess Spread Applied to Class A Investor Charge-Offs                                $0.00
                Excess Spread Applied to Class B Items                                               $0.00
                Excess Spread Applied to Class B Investor Charge-Offs                                $0.00
                Excess Spread Applied to Cash Collateral Account                                     $0.00
                Excess Spread Applied to Monthly Cash Collateral Fee                                 $780.00
                Excess Spread Applied to other amounts required under the Loan Agmt                  $0.00

Total Excess Spread Eligible for Group 1                                                                              $112,328.50

                                        SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS

Excess Finance Charge Collections Allocated to Series 1995-1

                Excess Finance Charge Collections Applied to the Required Amount                     $0.00
                Excess Finance Charge Collections Applied to Class A Investor Charge-Offs            $0.00
                Excess Finance Charge Collections Applied to Class B Items                           $0.00
                Excess Finance Charge Collections Applied to Class B Investor Charge-Offs            $0.00
                Excess Finance Charge Collections Applied to Cash Collateral Account                 $0.00
                Excess Finance Charge Collections Applied to Monthly Cash Collateral Fee             $0.00
                Excess Finance Charge Collections Applied to other amounts owed Cash                 $0.00
                Collateral Depositor                                                                 $0.00

Total Excess Finance Charge Collections Eligible for Group 1                                                          $0.00

                                                      YIELD AND BASE RATE

                Base Rate (Current Month)                                                            8.0100%
                Base Rate (Prior Month)                                                              7.8520%
                Base Rate (Two Months Ago)                                                           7.8332%

Three Month Average Base Rate                                                                                         7.8984%

                Portfolio Yield (Current Month)                                                      12.7920%
                Portfolio Yield (Prior Month)                                                        12.3761%
                Portfolio Yield (Two Months Ago)                                                     14.1752%

Three Month Average Portfolio Yield                                                                                   13.1144%

                                                     PRINCIPAL COLLECTIONS

Class A Principal Percentage                                                                                          0.00%

                Class A Principal Collections                                                        $0.00

Class B Principal Percentage                                                                                          100.00%

                Class B Principal Collections                                                        $4,919,424.92

Total Principal Collections                                                                                           $4,919,424.92

Reallocated Principal Collections                                                                                     $0.00

Shared Principal Collections Allocable from other Series                                                              $0.00

                                                      CLASS A AMORTIZATION

                Controlled Amortization Amount                                                       $0.00
                Deficit Controlled Amortization Amount                                               $0.00

Controlled Distribution Amount                                                                                        $0.00

                                                      CLASS B AMORTIZATION

                Controlled Amortization Amount                                                       $15,000,000.00
                Deficit Controlled Amortization Amount                                               $0.00

Controlled Distribution Amount                                                                                        $15,000,000.00

                                                      INVESTOR CHARGE-OFFS

Class A Investor Charge-Offs                                                                                          $0.00
Class B Investor Charge-Offs                                                                                          $0.00

Previous Class A Charge-Offs Reimbursed                                                                               $0.00
Previous Class B Charge-Offs Reimbursed                                                                               $0.00

                                                    CASH COLLATERAL ACCOUNT

Required Cash Collateral Amount                                                                                       $1,950,000.00

Available Cash Collateral Amount                                                                                      $1,950,000.00






                                            NATIONAL CITY BANK,
                                              as Seller and Servicer

                                     By:    /s/ Thomas A. Chandler
                                            -----------------------------------
                                     Name:  Thomas A. Chandler
                                     Title: Vice President - Credit Card Finance